UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 24, 2010

SHENGKAI INNOVATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-51972	11-3737500
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

No. 27, Wang Gang Road, Jin Nan (Shuang Gang) Economic and Technology Development Area Tianjin, People’s Republic of China 300350
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (86) 22-2858-8899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the issuance and sale in a public offering of 2,456,800 shares of the Company’s common stock, par value $0.001 per share, at a price of $5.115 per share (net of discounts and commissions), which is 93% of the per share public offering price of $5.50 per share pursuant to an underwriting agreement dated November 19, 2010 (the “Underwriting Agreement”) with Maxim Group LLC and Global Hunter Securities, LLC (the “Underwriters”), the Company entered into an Intellectual Property Development Protection Service Agreement with Iron Mountain Intellectual Property Management, Inc. (“Iron Mountain”) to provide for the deposit in escrow of certain written documentation containing the confidential technical know-how of the Company’s products (the “Recipe”) with Iron Mountain.

Additionally, on November 24, 2010 the Company executed a Trade Secret Identification and Confirmatory Assignment with Mr. Chen Wang, the Company’s Chief Executive Officer, whereby the latter confirmed, inter alia, that the Recipe was a trade secret of the Company and agreed to assign to the Company all right, title and interest in and to the Recipe to the Company.

Pursuant to the Trade Secret Identification and Confirmatory Assignment, Mr. Wang Chen and Ms. Wei Guo, each executed a Confidentiality and Rights Agreement in favor of the Company and Ms. Chuanye Guo executed a Non-Disclosure Letter Agreement in favor of the Company also on November 24, 2010.

The foregoing summary of the Intellectual Property Development Protection Service Agreement, Trade Secret Identification and Confirmatory Assignment, Confidentiality and Rights Agreement and Non-Disclosure Letter Agreement, is qualified in its entirety by reference to the said documents , which are filed as exhibits hereto and incorporated herein by reference.

Item 8.01.	Other Events.

On November 24, 2010, the Company issued a press release announcing that it had closed the public offering described in Item 1.01 of this report. The Company’s press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

The information in Item 8.01 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

Exhibit. No.	Description

10.1	Intellectual Property Development Protection Service Agreement with Iron Mountain Intellectual Property Management, Inc. dated as of November 24, 2010

10.2	Trade Secret Identification and Confirmatory Assignment between the Company and Mr. Chen Wang dated as of November 24, 2010

10.3	Confidentiality and Rights Agreement between the Company and Mr. Chen Wang dated as of November 24, 2010

10.4	Confidentiality and Rights Agreement between the Company and Ms. Wei Guo dated as of November 24, 2010

10.5	Non-Disclosure Letter Agreement between the Company and Ms. Chuanye Guo dated as of November 24, 2010

99.1	Press Release dated as of November 24, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2010

SHENGKAI INNOVATIONS, INC.

By:	/s/ Wang Chen
Wang Chen
Chief Executive Officer